PACIFIC LIFE FUND - PL Comstock Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2009

                                       Securities Purchased
Item                                   Common Stock

(1)Name of Issuer                       Wells Fargo & Co.

(2)Description of                       Common Stock
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3)Date of Purchase                     12/15/2009

(4)Date of Offering                     12/15/2009

(5)Unit Price                            $25.00

(6)Principal Amount of                   $10,650,000,000
Total Offering

(7)Underwriting Spread                   2.25% and $0.5625
(% and $)

(8)Names of Syndicate                    Wells Fargo
Members                                  Securities,
                                         Goldman, Sachs &
                                         Co.,Credit
                                         Suisse, J.P.
                                         Morgan, Morgan
                                         Stanley

(9)Dollar Amount of                      $285,000
Purchase by the Portfolio

(10)% of Offering                        0.0027%
Purchased by Portfolio

(11)% of Offering                        0.9363%
Purchased by Associated Accounts

(12)% of Portfolio                       0.2500%
Assets Applied to Purchase

(13)Name(s) of Syndicate                 Goldman Sachs
Members (s) from
whom Purchased

(14)Name of Affiliated                   Morgan Stanley
Underwriter

[PAGE BERAK]

PACIFIC LIFE FUND - PL Comstock Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2009

                                      Securities Purchased
Item                                  Common Stock

(1)Name of Issuer                     Bank of America

(2)Description of                     Common Stock
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3)Date of Purchase                  12/03/2009

(4)Date of Offering                  12/03/2009

(5)Unit Price                        $15.00

(6)Principal Amount of               $19,290,000,000
Total Offering

(7)Underwriting Spread               2.50% and $0.375
(% and $)

(8)Names of Syndicate Members        BofA Merrill
                                     Lynch, UBS
                                     Investment Bank

(9)Dollar Amount of                  $270,000
Purchase by the Portfolio

(10)% of Offering                    0.0014%
Purchased by Portfolio

(11)% of Offering                    0.5429%
Purchased by Associated Accounts

(12)% of Portfolio                   0.2400%
Assets Applied to Purchase

(13)Name(s) of Syndicate             Merrill Lynch
Members (s) from whom Purchased

(14)Name of Affiliated               Morgan Stanley
Underwriter

[PAGE BEAK]

PACIFIC LIFE FUND - PL Comstock Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2009

                                      Securities Purchased
Item                                  Common Stock

(1)Name of Issuer                     Verisk Analytics

(2)Description of                     Common Stock
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3)Date of Purchase                   10/06/2009

(4)Date of Offering                   10/06/2009

(5)Unit Price                         $22.00

(6)Principal Amount of                $1,875,500,000
Total Offering

(7)Underwriting Spread                4% and $0.88
(% and $)

(8)Names of Syndicate Members         BofA Merrill
                                      Lynch, Morgan
                                      Stanley, J.P.
                                      Morgan, Wells
                                      Fargo Securities,
                                      William Blair &
                                      Company, Fox-Pitt
                                      Kelton Cochran
                                      Caronia Waller,
                                      Keefe, Bruyette &
                                      Woods

(9)Dollar Amount of                   $30,800
Purchase by the Portfolio

(10)% of Offering                     0.0016%
Purchased by Portfolio

(11)% of Offering                     2.8984%
Purchased by Associated Accounts

(12)% of Portfolio                    0.0300%
Assets Applied to Purchase

(13)Name(s) of Syndicate              Merrill Lynch
Members (s) from whom Purchased

(14)Name of Affiliated Underwriter    Morgan Stanley

[PAGE BREAK]

PACIFIC LIFE FUND - PL Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2009


                                    Securities Purchased
Item                                Common Stock

(1)Name of Issuer                   Verisk Analytics

(2)Description of                   Common Stock
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3)Date of Purchase                  10/06/2009

(4)Date of Offering                  10/06/2009

(5)Unit Price                        $22.00

(6)Principal Amount of Total         $1,875,500,000
Offering

(7)Underwriting Spread (% and $)     4% and $0.88

(8)Names of Syndicate Members        BofA Merrill
                                     Lynch, Morgan
                                     Stanley, J.P.
                                     Morgan, Wells
                                     Fargo Securities,
                                     William Blair &
                                     Company, Fox-Pitt
                                     Kelton Cochran
                                     Caronia Waller,
                                     Keefe, Bruyette &
                                     Woods

(9)Dollar Amount of
Purchase by the Portfolio            $183,392

(10)% of Offering
Purchased by Portfolio               0.0098%

(11)% of Offering
Purchased by Associated Accounts     2.8902%

(12)% of Portfolio
Assets Applied to Purchase           0.3700%

(13)Name(s) of Syndicate             Merrill Lynch
Members (s) from whom Purchased

(14)Name of Affiliated Underwriter   Morgan Stanley

[PAGE BEAK]

PACIFIC LIFE FUND - PL Real Estate Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2009

                                           Securities Purchased
Item                                       Common Stock

(1)Name of Issuer                           Regency Centers Corp.

(2)Description of                           Common Stock
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3)Date of Purchase                         12/04/2009

(4)Date of Offering                         12/04/2009

(5)Unit Price                               $30.75

(6)Principal Amount of                      $246,000,000
Total Offering

(7)Underwriting Spread (% and $)           4.00% and $1.23

(8)Names of Syndicate Members              J.P. Morgan, Wells
                                           Fargo Securities,
                                           Comerica Securities,
                                           Daiwa Securities
                                           America Inc,
                                           Mitsubishi UFJ
                                           Securities, Mizuho
                                           Securities USA Inc,
                                           Morgan Keegan &
                                           Company, Inc, Piper
                                           Jaffray, PNC Capital
                                           Markets LLC, RBC
                                           Capital Markets,
                                           SunTrust Robinson
                                           Humphrey

(9)Dollar Amount of                        $99,938
Purchase by the Portfolio

(10)% of Offering                          0.0406%
Purchased by Portfolio

(11)% of Offering                          6.2094%
Purchased by Associated Accounts

(12)% of Portfolio                         0.3100%
Assets Applied to Purchase

(13)Name(s) of Syndicate                   JP Morgan
Members (s) from whom Purchased

(14)Name of Affiliated Underwriter          Mitsubishi UFJ
                                            Securities

[PAGE BREAK]

PACIFIC LIFE FUNDS
Report Pursuant to Rule 10f-3
Name of Manager:  Ted Bigman
Name of Fund:    PL Real Estate Fund
Eligibility (check one):
X     Registered Public Offering    [  ] Government Entity
[  ]  Eligible Foreign Offering     [  ] Eligible Rule 144A Offering
[  ]  Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):

X The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

X Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ] In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering;
(b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

X The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated
Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):

[  ] the securities were sold in an Eligible Rule 144A Offering;
[ ] compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.

Date:  10/5/2009
Signed:  /s/ Ted Bigman
Name:  Ted Bigman
Title: Managing Director/Fund Manager

[PAGE BREAK]

PACIFIC LIFE FUNDS
Report Pursuant to Rule 10f-3
Name of Manager:     Ted Bigman
Name of Portfolio:     PL Real Estate Fund

Eligibility (check one):
X      Registered Public Offering          [  ] Government Entity
[  ]   Eligible Foreign Offering           [  ] Eligible Rule 144A Offering
[  ]   Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):

X The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and
(2) on or before the fourth day before termination, if a rights offering.

X The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

X Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ] In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

X The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):
[  ]  the securities were sold in an Eligible Rule 144A Offering;
[  ]  compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds Rule
10f-3 Procedures.

Date:     12/18/2009
Signed:     /s/ Ted Bigman
Name:  Ted Bigman
Title: Managing Director/Fund Manager

[PAGE BREAK]

PACIFIC LIFE FUNDS
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2010
Name of Manager:   Goldman Sachs Asset Management. L.P. ("GSAM")
Name of Fund:      PL: Short Duration Bond

Eligibility (check one):
X    Registered Public Offering      [  ] Government Entity
[  ] Eligible Foreign Offering       [  ] Eligible Rule 144A Offering
[  ] Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
X   The securities were purchased (1) prior to the end of the
first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X   The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

X   Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

N/A   In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X   Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

X   The Fund did not purchase the securities being offered
directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to
determine (attach copy of written statement for each box
checked):
[  ] the securities were sold in an Eligible Rule 144A
Offering;
X    compliance with the first condition, above, regarding
time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule
10f-3 Procedures.

Date:   4/27/2010
Signed:   /s/ James McCarthy
Name:  James McCarthy
Title:   Managing Director

[PAGE BREAK]

PACIFIC LIFE FUNDS

Report Pursuant to Rule 10f-3
Name of Manager:     Ted Bigman
Name of Portfolio:     PL Real Estate Fund

Eligibility (check one):
X    Registered Public Offering          [  ] Government Entity
[  ] Eligible Foreign Offering           [  ] Eligible Rule 144A Offering
[  ] Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
X    The securities were purchased (1) prior to the end of the
first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X     The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X     The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

X    Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[  ]    In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X     Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering;
(b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

X     The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated
Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):
[  ]  the securities were sold in an Eligible Rule 144A
Offering;
[ ] compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule
10f-3 Procedures.

Date:     4/5/2010
Signed:     /s/ Ted Bigman
Name:  Ted Bigman
Title: Managing Director/Fund Manager

[PAGE BREAK]

PACIFIC LIFE FUNDS - PL Comstock Fund
Report Pursuant to Rule 10f-3
Quarter Ended 03/31/2010

                                       Securities Purchased
Item
(1)Name of Issuer                      Primerica, Inc.

(2)Description of
Security (name, coupon, maturity,
subordination, common stock, etc.)     Common Stock

(3)Date of Purchase                    3/31/2010

(4)Date of Offering                    3/31/2010

(5)Unit Price                          $15.00

(6)Principal Amount of Total Offering  $320,400,000.00

(7)Underwriting Spread
$ (equity) or % (fixed-income)         $1.050

(8)Names of Syndicate Members          Citigroup Global
                                       Markets Inc., UBS
                                       Investment Bank,
                                       Deutsche Bank
                                       Securities, Morgan
                                       Stanley & Co.
                                       Incorporated, Keefe,
                                       Bruyette & Woods,
                                       Macquarie Capital,
                                       Raymond James,
                                       Sandler O'Neill &
                                       Partners, L.P.,
                                       SunTrust Robinson
                                       Humphrey, CastleOak
                                       Securities, L.P.,
                                       ING Financial
                                       Markets LLC, Willis
                                       Capital Markets &
                                       Advisory

(9)Dollar Amount of
Purchase by the Portfolio              $15,000.00

(10)% of Offering Purchased by
Portfolio                              0.005%

(11)% of Offering
Purchased by Associated Accounts        1.002%

(12)% of Portfolio Assets Applied to
Purchase                                0.010%

(13)Name(s) of Syndicate
Members (s) from whom Purchased         Sandler O'Neill and UBS
(14)Name of Affiliated Underwriter        Morgan Stanley

[PAGE BREAK]



PACIFIC LIFE FUNDS - PL Real Estate Fund
Report Pursuant to Rule 10f-3
Quarter Ended 03/31/2010

                                          Securities Purchased
Item
(1)Name of Issuer                         HRPT Properties Trust

(2)Description of
Security (name, coupon, maturity,
subordination, common stock, etc.)        Common Stock

(3)Date of Purchase                       3/18/2010

(4)Date of Offering                       3/18/2010

(5)Unit Price                             $7.25

(6)Principal Amount of Total Offering     $217,500,000.00

(7)Underwriting Spread
$ (equity) or % (fixed-income)            $0.308

(8)Names of Syndicate Members             Morgan Stanley &
                                          Co. Incorporated,
                                          Citigroup Global
                                          Markets Inc., Wells
                                          Fargo Securities,
                                          LLC, Jefferies &
                                          Company, Inc.,
                                          Morgan Keegan &
                                          Company, Inc., RBC
                                          Capital Markets
                                          Corporation, UBS
                                          Securities LLC,
                                          Janney Montgomery
                                          Scott LLC,
                                          Oppenheimer & Co. Inc.

(9)
Dollar Amount of
Purchase by the Portfolio                 $44,008.00

(10)% of Offering Purchased by Portfolio  0.020%

(11)
% of Offering Purchased by
Associated Accounts                       2.647%

(12)% of Portfolio
Assets Applied to Purchase                0.120%

(13)
Name(s) of Syndicate
Members (s) from whom Purchased           Wells Fargo Securities

(14)Name of Affiliated Underwriter          Morgan Stanley

[PAGE BREAK]


PACIFIC LIFE FUNDS - PL Short Duration Bond Fund
Report Pursuant to Rule 10f-3
Quarter Ended 03/31/2010

                                         Securities Purchased
Item

(1)Name of Issuer                        Novartis Capital Corp.

(2)Description of                        NOVART  1.9  04/13
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3)Date of Purchase                       03/09/2010

(4)Date of Offering                       03/09/2010

(5)Unit Price                             $99.87

(6)Principal Amount of Total Offering     $2,000,000,000.00

(7)Underwriting Spread
$ (equity) or % (fixed-income)            0.200%

(8)Names of Syndicate
Members                                   Bank of America,
                                          Merrill Lynch,
                                          Barclays Capital,
                                          Citigroup Global
                                          Markets Inc.,
                                          Goldman Sachs & Co.,
                                          JP Morgan
                                          Securities, Morgan
                                          Stanley, BNP
                                          Paribas, Credit
                                          Suisse Securities
                                          USA LLC, Deutsche
                                          Back Securities
                                          Inc., HSBC
                                          Securities,
                                          Mitsubishi UFJ
                                          Securities USA Inc.,
                                          Nomura Securities
                                          International, RBS
                                          Securities Corp.,
                                          Societe Generale,
                                          UBS Securities LLC

(9)Dollar Amount of
Purchase by the Portfolio                 $399,468.00

(10)% of Offering
Purchased by Portfolio                    0.020%

(11)% of Offering
Purchased by
Associated Accounts                         6.230%

(12)% of Portfolio
Assets Applied to Purchase                  0.540%

(13)Name(s) of Syndicate
Members (s) from whom Purchased             JPMorgan

(14)Name of Affiliated Underwriter          Goldman, Sachs & Co.